Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980

ANGEL OAK HIGH YIELD OPPORTUNITIES FUND

Class A

ANGEL OAK TOTAL RETURN BOND FUND

Class A

Each, a series of Angel Oak Funds Trust

Supplement to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),
each dated May 31, 2023

November 8, 2023

Effective immediately, Class A shares of each of the Angel Oak High Yield Opportunities Fund and the Angel Oak Total Return Bond Fund (each, a “Fund”) will no longer be sold to new investors or existing shareholders (except through automatically reinvested distributions). Class A shares of each Fund will continue to be eligible for exchanges from other Angel Oak mutual funds in accordance with the policies in the Fund’s Prospectus.

Please retain this Supplement with your Prospectus, Summary Prospectuses and SAI for future reference.